UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2009

FARO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-20381	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Technology Park, Lake Mary, Florida 32746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 333-9911

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 27, 2009, FARO Technologies, Inc. (the “Company”) notified James K. West, the Company’s Chief Technology Officer, that his employment was terminated, effective immediately.

(e) In connection with Mr. West’s termination, the Company has agreed to make a severance payment of $187,500 to Mr. West, equal to nine months of Mr. West’s base salary, which will be paid in accordance with the Company’s standard payroll schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO TECHNOLOGIES, INC. (Registrant)

May 29, 2009	/s/ Keith S. Bair
	By:	Keith S. Bair
	Its:	Senior Vice President and Chief Financial Officer